Exhibit 10.1

AMENDMENT NO. 2
TO
CREDIT AGREEMENT

AMENDMENT NO. 2 (this “Amendment”), dated as of December 18, 2008, to the Credit Agreement, dated as of December 21, 2006, by and between Max Bermuda Ltd. (f/k/a Max Re Ltd.), a Bermuda company (the “Borrower”) and The Bank of Nova Scotia (the “Bank”), as amended by Amendment No. 1, dated as of December 20, 2007 (as the same may be amended, supplemented or otherwise modified from time to time, the “Credit Agreement”).

RECITALS

I. Capitalized terms used herein and not herein defined shall have the meanings set forth in the Credit Agreement.

II. The Borrower desires to amend the Credit Agreement upon the terms and conditions herein contained, and the Bank has agreed thereto.

Accordingly, in consideration of the Recitals and the covenants, conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1. The defined term “Commitment Termination Date” contained in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Commitment Termination Date” means the earlier of (a) December 17, 2009 and (b) the occurrence of a Commitment Termination Event.

2. The defined term “Cash Equivalents” contained in Section 1.1 of the Credit Agreement is hereby amended by deleting all of the text contained in paragraph (b) thereof (including each of its subparagraphs), and inserting in its place “[Reserved]”.

3. The defined term “Commitment” contained in Section 1.1 of the Credit Agreement is hereby amended by deleting the amount “$100,000,000” contained in the second sentence thereof, and inserting in its place the amount “$75,000,000”.

4. Section 2.11(a) of the Credit Agreement is hereby amended by (i) deleting the percentage “0.10%” contained in the first sentence thereof, and inserting in its place the percentage “0.25%” and (ii) deleting the phrase “one-tenth of one percent (.10%)” contained in clause (z) of the second sentence thereof, and inserting in its place the phrase “one quarter of one percent (0.25%)”.

5. Section 2.11(b) of the Credit Agreement is hereby amended by deleting the percentage “0.25%” contained in the first sentence thereof and inserting in its place the percentage “0.75%”.

6. Schedule 1.1 to the Credit Agreement is hereby amended and restated in the form of Schedule 1.1 hereto.

7. Schedule 1.2 to the Credit Agreement is hereby amended and restated in the form of Schedule 1.2 hereto.

8. Schedule 4.1, Schedule 4.2, Schedule 4.7, Schedule 4.9 and Schedule 4.10 to the Credit Agreement are hereby amended and restated in the form of Schedule 4.1, Schedule 4.2, Schedule 4.7, Schedule 4.9 and Schedule 4.10 hereto respectively.

9. Exhibit B to the Credit Agreement is hereby amended and restated in the form of Exhibit B hereto.

10. Paragraphs 1 through 9 hereof shall not be effective until each of the following conditions is satisfied (the date, if any, on which such conditions shall have first been satisfied being referred to herein as the “Amendment Effective Date”):

(a) The Bank shall have received from the Borrower either (i) a counterpart of this Amendment executed on behalf of the Borrower or (ii) written evidence satisfactory to the Bank (which may include telecopy transmission of a signed signature page of this Amendment) that the Borrower has executed a counterpart of this Amendment.

(b) The Bank shall have received a closing certificate, duly executed by the proper parties and substantially in the form of Exhibit A hereto.

(c) The Bank shall have received the written opinion of Conyers Dill & Pearman, as special Bermuda legal counsel to the Borrower, in form and substance reasonably acceptable to the Bank.

(d) All fees and expenses payable to the Bank (including the reasonable fees and expenses of counsel to the Bank) due and payable on or prior to the Amendment Effective Date shall have been paid.

11. The Borrower (i) reaffirms and admits the validity and enforceability against the Borrower of each Credit Document and all of its obligations thereunder, (ii) agrees and admits that it has no defense to or offset against any such obligation, and (iii) represents and warrants that, as of the date of the execution and delivery hereof by the Borrower, no Default has occurred and is continuing.

12. This Amendment may be executed in any number of counterparts, each of which shall be original and all of which shall constitute one agreement. It shall not be necessary in making proof of this Amendment to produce or account for more than one counterpart signed by the party to be charged.

13. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to conflict of laws principles that would require the application of the laws of another jurisdiction.

14. Except as amended hereby, the Credit Agreement shall in all other respects remain in full force and effect.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to the Credit Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

MAX BERMUDA LTD.

By:
Name:
Title:

THE BANK OF NOVA SCOTIA

By:
Name:
Title:

SCHEDULE 1.1

CONCENTRATION LIMITS

	Limitation per	Limitation per
	Issuer (as	Issue (as	Limitation (as
	Percentage of all	Percentage of all	Percentage of all
	Eligible	Eligible	Eligible
Eligible Investments	Investments)	Investments)	Investments)

Cash Equivalents	7.5%	N/A	N/A

Canadian Government Debt	N/A	7.5%	N/A

Corporate/Municipal Securities	N/A	7.5%	N/A

MBS (Agency CMOs)	N/A	N/A	10.0%

SCHEDULE 1.2

BORROWING BASE CALCULATION

Applicable Percentage
Eligible Investments	of Fair Market Value
Cash	100%
Cash Equivalents	98%
US Government Debt with maturities	98%
of more than one year but less
than five years
US Government Debt with maturities	95%
of five years or more
Canadian Government Debt with	93%
maturities up to ten years
Corporate/Municipal Securities rated	90%
AAA or better by S&P or Aaa or better by
Moody’s with maturities less than ten years
Corporate/Municipal Securities rated	85%
AA- or better by S&P or Aa3 or better by Moody’s with maturities less than five years
Corporate/Municipal Securities rated	80%
A- or better by S&P or A3 or better by Moody’s with maturities less than five years
MBS (Agency CMOs) rated	85%
AAA by S&P or Aaa by Moody’s
with maturities up to five years

SCHEDULE 4.1

JURISDICTIONS

Bermuda

Max Bermuda Ltd.

Max Diversified Strategies Ltd.

Ireland

Max Europe Holdings Limited

Max Re Europe Limited

Max Insurance Europe Limited

Switzerland

Branch Office of Max Insurance Europe Limited

Germany

Representative Office of Max Insurance Europe Limited

SCHEDULE 4.2

LITIGATION AND CONTINGENT LIABILITIES

Litigation

Two lawsuits filed in the United States District Court for The Northern District of Georgia name Max Bermuda, along with approximately 100 other insurance companies and brokers. The claims in each case are that the defendants conspired to manipulate bidding practices for insurance policies in certain insurance lines and failed to disclose certain commission arrangements. The first of these cases was filed on April 4, 2006 by New Cingular Wireless Headquarter LLC and 16 other corporations. The complaint asserts statutory claims under the Sherman Antitrust Act, the Racketeer Influenced and Corrupt Organization Act, the antitrust laws of several states, as well as common law claims alleging breach of fiduciary duty and fraud. On October 16, 2006, the Judicial Panel on Multidistrict litigation transferred the case to the U.S. District Court for the District of New Jersey for pretrial proceedings on a consolidated basis with other lawsuits raising smaller claims. The second action was filed October 12, 2007 by Sears, Roebuck & Co. and two affiliated corporations. The complaint in this suit charges Max Bermuda and certain other insurance company defendants as the violators of the antitrust and consumer fraud laws of Georgia and other states and common law claims of inducement of breach of fiduciary duties, tortuous interference with contract, unjust enrichment, and aiding and abetting fraud. The Judicial Panel on Multidistrict Litigation transferred this case to the U.S. District Court for the District of New Jersey for consolidated pretrial proceedings in November 2007. We intend to defend ourselves vigorously in this suit but cannot at this time predict the outcome of the matters described above or estimate the potential costs related to defending the action. No liability has been established in our unaudited interim consolidated financial statements as of September 30, 2008.

SCHEDULE 4.7

LOCATIONS

Max Bermuda Ltd.

Max Diversified Strategies Ltd.

Max House

2 Front Street

P.O. Box HM 2565

Hamilton HM KX, Bermuda

and

Vallis Building, 2nd Floor

58 Par-La-Ville Road

Hamilton HM 11, Bermuda

Max Europe Holdings Limited

Max Insurance Europe Limited

Max Re Europe Limited

7/8 Wilton Terrace

Dublin 2, Ireland

Max Insurance Europe Limited – Swiss Branch Office

Limbergstrasse, 34

Küsnacht

Canton of Zurich, Switzerland

Max Insurance Europe Limited – German Representative Office

Valentinskamp 24

D-20354 Hamburg

Germany

SCHEDULE 4.9

DIRECT AND INDIRECT SUBSIDIARIES OF THE BORROWER

Max Europe Holdings Limited

Max Re Europe Limited

Max Insurance Europe Limited

Max Diversified Strategies Ltd.

SCHEDULE 4.10

INSURANCE LICENSES

Bermuda license of the Borrower for General Business Insurance

The Borrower is licensed as a Class IV, General and long-term Insurer in Bermuda, which allows writing of all property, casualty, life and health lines

Max Re Europe Limited is authorized to write reinsurance in Ireland

Max Insurance Europe Limited is authorized to conduct non-life insurance business in Ireland in the following classes: 1, 4, 5, 6, 7, 8, 9, 11, 12, 13 and 16. Max Insurance Europe Limited is also authorized to transact business in Switzerland through a branch in the following classes: B8, B9, B13 and B16.

EXHIBIT A

FORM OF CLOSING CERTIFICATE

Reference is made to the Credit Agreement, dated as of December 21, 2006, between Max Bermuda Ltd. (f/k/a Max Re Ltd.) (the “Borrower”) and The Bank of Nova Scotia (the “Bank”) (as amended by Amendment No. 1, dated as of December 20, 2007, Amendment No. 2, dated as of December 18, 2008, and as supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein that are defined in the Credit Agreement shall have the meanings therein defined. This Certificate is being delivered pursuant to Paragraph 9(b) of Amendment No. 2 to the Credit Agreement.

The undersigned, the duly appointed Secretary of the Borrower, hereby certifies for and on behalf of the Borrower and not in her personal capacity that:

II. There have been no amendments or modifications to the Organization Documents of the Borrower since December 20, 2007[,except      ; attached hereto as Annex A are true, complete and correct copies of all such Organization Documents as amended].

III. Attached hereto as Annex B is a true, complete and correct copy of resolutions of the Board of Directors of the Borrower authorizing Amendment No. 2 and the transactions contemplated thereby, all of which are in full force and effect on the date hereof.

IV. Attached hereto as Annex C is a certificate of compliance of the Borrower issued by the Bermuda Ministry of Finance or analogous official of its jurisdiction of formation.

V. The following persons are duly elected or appointed, as the case may be, and qualified authorized representatives of the Borrower, and the signatures appearing opposite their respective names, are the genuine signatures of such persons:

Name	Title	Signature
Angelo Guagliano	President and Chief	—
Executive Officer
[___________________]	[______________________]	—

IN WITNESS WHEREOF, I have hereunto set my hand as of this [18]th day of December, 2008.

Name: Title:	Sarene Bourdages Secretary

I, Angelo Guagliano, the duly appointed President and Chief Executive Officer of the Borrower, hereby certify for and on behalf of the Borrower and not in my personal capacity to the Bank, on and as of the date hereof, as follows:

1. That Sarene Bourdages, is the duly elected or appointed, as the case may be, and qualified Secretary of the Borrower.

2. The representations and warranties of the Borrower set forth in each Credit Document to which it is a party are true and correct in all material respects on and as of the Amendment Effective Date (as defined in Amendment No. 2 to the Credit Agreement).

3. No Default has occurred and is continuing as of the Amendment Effective Date.

4. The undersigned acknowledges that The Bank of Nova Scotia will rely upon this certificate and upon the representations and warranties of the Company in this Certificate, in the Credit Agreement, in Amendment No. 1 to the Credit Agreement and in the Credit Documents.

IN WITNESS WHEREOF, I have hereunto set my hand as of this [18]th day of December, 2008.

Name: Angelo Guagliano

Title: President and Chief Executive Officer

MAX BERMUDA — EXHIBIT B

FORM OF BORROWING BASE CERTIFICATE

     , 20

The Bank of Nova Scotia
One Liberty Plaza, 26th Floor
New York, New York 10006
Attention: [     ]

I,      , do hereby certify that I am the      of Max Bermuda Ltd., a Bermuda company (the “Borrower”), and that, as such, I am duly authorized to execute and deliver this Borrowing Base Certificate pursuant to Section 5.1[[(d)] or [(f)]] of the Credit Agreement, dated as of December 21, 2006, by and between the Borrower and The Bank of Nova Scotia, as amended by Amendment No. 1, dated as of December 20, 2007, and Amendment No. 2, dated as of December [18], 2008 (as the same may be amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), and do hereby further certify that:

(a) Capitalized terms used herein which are not otherwise defined herein shall have the respective meanings ascribed thereto in the Credit Agreement,

(b) As of [Date] (the “Applicable Date”), the Borrowing Base is $     , calculated as follows:

Type of			Dollar Equivalent				Adjusted Fair
Eligible Investment	Fair Market Value		Exchange Percentage		Percentage		Market Value
Cash	$	X	100%	X	100%	=	$

Cash Equivalents	$	X	100%	X	98%	=	$

US Government Debt with maturities of more than one year but less than five years	$	X	100%	X	98%	=	$

US Government Debt with maturities of five years or more	$	X	100%	X	95%	=	$

Canadian Government Debt with maturities up to ten years	$	X	[ ]%	X	93%	=	$

Corporate/Municipal Securities rated AAA or better by S&P or Aaa or better by Moody’s with maturities less than ten years	$	X	100%	X	90%	=	$

Corporate/Municipal Securities rated AA- or better by S&P or Aa3 or better by Moody’s with maturities less than five years	$	X	100%	X	85%	=	$

Corporate/Municipal Securities rated A- or better by S&P or A3 or better by Moody’s with maturities less than five years	$	X	100%	X	80%	=	$

MBS (Agency CMOs) rated AAA by S&P or Aaa by Moody’s with maturities of up to five years	$	X	100%	X	85%	=	$

BORROWING BASE (Total) =							$

(c) As of the Applicable Date, the LC Obligations outstanding are $     , and

(d) As of the Applicable Date, the LC Obligations do not exceed the Borrowing Base.

IN WITNESS WHEREOF I have hereunto signed my name as of the date first above written.

Name:

Title: